UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2014

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On April 7, 2014, CIM Urban Partners, L.P. (the “Borrower”), a wholly owned subsidiary of PMC Commercial Trust, the Borrower’s existing Lenders (as defined in the Second Amendment) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) entered into an amendment (the “Second Amendment”) to the Borrower’s Credit Agreement, dated as of August 28, 2013 (as amended on October 16, 2013, the “Bridge Loan Credit Agreement”), among the Borrower, the Lenders (as defined in the Second Amendment) party thereto and the Administrative Agent.  Also on April 7, 2014, the Borrower, the Borrower’s existing Lenders (as defined in the Third Amendment) and the Administrative Agent entered into an amendment (the “Third Amendment”) to the Borrower’s Credit Agreement, dated as of February 6, 2012 (as amended on August 28, 2013 and October 16, 2013, the “2012 Credit Agreement”), among the Borrower, the Lenders (as defined in the Third Amendment) party thereto and the Administrative Agent.  Each of the Second Amendment, the Third Amendment, the 2012 Credit Agreement and the Bridge Loan Credit Agreement is guaranteed by certain limited partnership entities that are each managed by subsidiaries of the Borrower.

The effect of the Second Amendment was to increase the aggregate commitments available under the Borrower’s Bridge Loan Credit Agreement credit facility from $150 million to $200 million.  The effect of the Third Amendment was to evidence the increased aggregate commitments under the Bridge Loan Credit Agreement credit facility.

The foregoing descriptions of the Second Amendment and the Third Amendment do not purport to be complete and are qualified in their entirety by reference to: (1) the Bridge Loan Credit Agreement, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference; (2) the Consent and First Amendment to the Bridge Loan Credit Agreement, which is attached as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference; (3) the Second Amendment, which is attached as Exhibit 10.3 to this current report on Form 8-K and is incorporated herein by reference; (4) the 2012 Credit Agreement, which is attached as Exhibit 10.4 to this current report on Form 8-K and is incorporated herein by reference; (5) the First Amendment to the 2012 Credit Agreement, which is attached as Exhibit 10.5 to this current report on Form 8-K and is incorporated herein by reference; (6) the Consent and Second Amendment to the 2012 Credit Agreement, which is attached as Exhibit 10.6 to this current report on Form 8-K and is incorporated herein by reference; and (7) the Third Amendment, which is attached as Exhibit 10.7 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1

Credit Agreement, dated as of August 28, 2013, among CIM Urban Partners, L.P., CIM Urban REIT, LLC, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and the other Lenders party thereto.

Exhibit 10.2

Consent and First Amendment to Credit Agreement, dated as of October 16, 2013, among CIM Urban Partners, L.P., CIM Urban REIT, LLC, each Lender party thereto and Bank of America, N.A., as Administrative Agent.

Exhibit 10.3	Second Amendment to Credit Agreement, dated as of April 7, 2014, among CIM Urban Partners, L.P., each Lender party thereto and Bank of America, N.A., as Administrative Agent.
Exhibit 10.4

Credit Agreement, dated as of February 6, 2012, among CIM Urban Partners, L.P., CIM Urban REIT, LLC, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto.

Exhibit 10.5

First Amendment to Credit Agreement, dated as of August 28, 2013, among CIM Urban Partners, L.P., CIM Urban REIT, LLC, each Lender party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Exhibit 10.6

Consent and Second Amendment to Credit Agreement, dated as of October 16, 2013, among CIM Urban Partners, L.P., CIM Urban REIT, LLC, each Lender party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Exhibit 10.7

Third Amendment to Credit Agreement, dated as of April 7, 2014, among CIM Urban Partners, L.P., each Lender party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 11, 2014

PMC COMMERCIAL TRUST

By:	/s/ David Thompson
David Thompson, Chief Financial Officer